United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) September 23, 2016 madison technologies inc.
(Exact name of registrant as specified in its chapter)

Nevada	000-51302	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4448 Patterdale Drive, North Vancouver, BC	V7R 4L8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 326-0110

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Madison Technologies Inc.	Page 2

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01 Entry into a Material Definitive Agreement

Pursuant to the terms and conditions of a product license agreement dated September 16, 2016 between Tuffy Packs, LLC and Madison Technologies Inc., Tuffy Packs has granted an exclusive license to Madison for the distribution of Tuffy Pack’s product line into the United Kingdom and 43 European countries. According to the terms and conditions of the product license agreement Madison will pay an aggregate amount of $50,000 for the exclusive license to distribute Tuffy Packs’ product line. See Exhibit 10.5 - Product License Agreement for more details.

Tuffy Packs manufactures a line of custom inserts that provide a level of personal protection from ballistic threats similar to what law enforcement officers wear daily as bullet proof vests. The ballistic panels conform to the National Institute of Justice (NIJ) Level IIIA threat requirements.

Form 8-K	Madison Technologies Inc.	Page 3

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 16, 2016 Madison entered into an exclusive Product License Agreement with Tuffy Packs, LLC to distribute Tuffy Packs’ product line in Europe. See Item 1.01 above for more information.

Information in response to this Item 2.01 (f) is keyed to the Item numbers of Form 10 as would be required if Madison was filing a general form for registration of securities on Form 10.

PART I

Item 1. Business.

Summary

Madison Technologies Inc. (“Madison”) is a Nevada corporation that was incorporated on June 15, 1998.

Madison was initially incorporated under the name “Madison-Taylor General Contractors, Inc.” Effective May 24, 2004, Madison changed its name to “Madison Explorations, Inc.” by a majority vote of the shareholders. Effective March 9, 2015, Madison changed its name to “Madison Technologies Inc,” by a majority vote of the shareholders. See Exhibit 3.3 – Certificate of Amendment for more details.

On September 16, 2016, pursuant to the terms of the Product License Agreement Madison was granted the exclusive rights to distribute Tuffy Pack’s product line of line custom inserts that provide a level of personal protection from ballistic threats similar to what law enforcement officers wear daily as bullet proof vests. See Exhibit 10.5 - Product License Agreement for more details.

Madison maintains its statutory resident agent’s office at 1859 Whitney Mesa Drive, Henderson, Nevada, 89014 and its current business office is located at 4448 Patterdale Drive, North Vancouver, BC, V7R 4L8. Madison’s office telephone number is (801) 326-0110.

Madison has an authorized capital of 500,000,000 shares of Common Stock with a par value of $0.001 per share, of which 11,302,000 shares of Common Stock are currently issued and outstanding.

Madison has not been involved in any bankruptcy, receivership or similar proceedings. There has been no material reclassification, merger consolidation or purchase or sale of a significant amount of assets not in the ordinary course of Madison’s business.

Business of Madison

During the quarterly period ended September 16 2016 Madison was focused on identifying and assessing new projects for acquisition purposes that are global in nature and technology-based.

On September16, 2016, Madison was granted the exclusive rights to distribute Tuffy Pack’s product line pursuant to the terms and conditions of a product license agreement. See Exhibit 10.5 - Product License Agreement for more details.

Product and Services

Tuffy Packs manufactures a line of custom inserts that provide a level of personal protection from ballistic threats similar to what law enforcement officers wear daily as bullet proof vests. The Tuffy Pack, LLC Ballistic Shields® conform to the National Institute of Justice (NIJ) Level IIIA threat requirements. NIJ is the research, development and evaluation agency of the U.S. Department of Justice. NIJ Standard–0101.06, “Ballistic Resistance of Body Armor,” is a minimum performance standard developed in collaboration with the Office of Law Enforcement Standards (OLES) of the National Institute of Standards and Technology (NIST). It is produced as part of the Standards and Testing Program of the National Institute of Justice (NIJ), Office of Justice Programs, U.S. Department of Justice. This standard is a technical document that specifies the minimum performance requirements that equipment must meet to satisfy the requirements of criminal justice agencies and the methods that shall be used to test this performance. This standard is used by the NIJ Voluntary Compliance Testing Program (CTP) to determine which body armor models meet the minimum performance requirements for inclusion on the NIJ Compliant Products List.

Form 8-K	Madison Technologies Inc.	Page 4

Personal body armor covered by this standard is classified into five types (IIA, II, IIIA, III, IV) by level of ballistic performance. In addition, a special test class is defined to allow armor to be validated against threats that may not be covered by the five standard classes. The classification for the Tuffy Pack product line states;

2.3 Type IIIA (.357 SIG; .44 Magnum) Type IIIA armor that is new and unworn shall be tested with .357 SIG FMJ Flat Nose (FN) bullets with a specified mass of 8.1 g (125 gr) and a velocity of 448 m/s ± 9.1 m/s (1470 ft/s ± 30 ft/s) and with .44 Magnum Semi Jacketed Hollow Point (SJHP) bullets with a specified mass of 15.6 g (240 gr) and a velocity of 436 m/s ± 9.1 m/s (1430 ft/s ± 30 ft/s). Type IIIA armor that has been conditioned shall be tested with .357 SIG FMJ FN bullets with a specified mass of 8.1 g (125 gr) and a velocity of 430 m/s ± 9.1 m/s (1410 ft/s ± 30 ft/s) and with .44 Magnum SJHP bullets with a specified mass of 15.6 g (240 gr) and a velocity of 408 m/s ± 9.1 m/s (1340 ft/s ± 30 ft/s).

The ballistic shields (collectively, the “Licensed Products”) when inserted into backpacks, briefcases or computer bags will provide the highest level of protection currently available as lightweight concealable body armor. Backpacks with ballistic protection weigh only 16 – 24 ounces more than a non-protected pack (based on the pack size).

● 11 x 14 Ballistic Shield

● 12x16 Ballistic Shield

12 x 18 Ballistic Shield

Form 8-K	Madison Technologies Inc.	Page 5

Markets

Madison sales strategy is to develop online exposure through the use of social media marketing and sending demo packs of the Licensed Products to both online bloggers and established gun owner clubs. The demo packs will include both new products as well as examples of the products that have been tested and exposed to gunfire.

Madison also intends to attend European tradeshows and exhibits, including, but not limited to, IDEF (International Defense Industry Fair), ITEC, and GREC (General Police Equipment & Exhibition Conference). These trade shows will assist in introducing the Licensed Products to wholesalers in an attempt to expand Madison’s sales channel.

Distribution Methods

Madison’s distribution method is to deliver the Licensed Products into the European and UK retail and wholesale markets via the use of online market and fulfilment services including but not limited to Amazon.eu, Redstag and MCS Fulfilment. By implementing these companies’ services Madison will be able to establish a reliable supply chain that will receive delivery of the Licensed Products, warehouse the Licensed Products, package the Licensed Package as per each customer order, and ship the Licensed Products to the customer efficiently and cost effectively.

Management expects to implement Madison’s sales distribution strategy beginning in September 2016 and to be operational by December 2016, this includes the following components:

1.	Web design with an estimated cost of $4,000

2.	Initial inventory with an estimated cost of $10,000

3.	Social media and online advertising of $10,000

4.	Payments to be made under Product License Agreement of $50,000

Status of Licensed Products

The Licensed Products will be supplied exclusively by Tuffy Packs, LLC. Tuffy Packs, LLC already has an established supply chain and is able to supply up to 10,000 units per month. Management believes this monthly supply of Licensed Products will be sufficient for Madison’s anticipated inventory requirements.

Competitive Conditions

Madison will be competing with other online retail companies possessing greater financial resources and technical facilities than Madison in connection with the sale of similar products. Many of the competitors have a very diverse portfolio and have not confined their market to one product or line of products, but offer a wide array of products. All of these competitors have been in business for longer than Madison and may have established more strategic partnerships and relationships than Madison.

Management believes that it will have a competitive advantage over its competitors due to its plan of operations.

Madison has identified numerous body armour and bullet proof inserts available from a variety of online and offline merchants, and although most offer international shipping to the United Kingdom and Western Europe, the high cost of shipping and long delays in delivery makes purchasing from a US based retailer unattractive. Management believes that by establishing relationships with fulfilment companies and having stock on hand in its distribution territories Madison will have a competitive advantage in the ability to fill orders and deliver the Licensed Products to its customers quickly which will develop buyer loyalty.

Form 8-K	Madison Technologies Inc.	Page 6

Madison has also identified several online retailers that are located in either the UK or Europe that supply products that management believes would be in direct competition with Madison’s business. Some of those competitors include, but not limited to, the following:

●	Vestgaurd - a UK based supplies the very best in British manufactured ballistic protection systems for personal and vehicle protection to the public and private sectors.

●	Mars Armor - a Bulgarian company specialized in the manufacture of body armor for protection against bullets, fragments and cold steel.

●	Spycatcher Online - a UK based supplier of specialist surveillance, counter-surveillance and personal protection equipment to the professional and consumer market.

●	Jack Ellis Body Protection - a UK based manufacturer in the personal protection market with clients including - UK and Foreign government organisations, special forces, police, prisons, private security and media.

Raw Materials and Equipment

Madison does not require raw materials as Madison will purchase all the Licensed Products directly from Tuffy Packs. Madison will require equipment related to online retailing including but not limited to the use of URL’s for its online stores, warehousing facilities (leased on a month to month basis), software systems for inventory control and order fulfilment (leased on a month to month basis)

Principal Suppliers

At present Madison will rely solely on Tuffy Packs to provide all its principal supplies.

Dependence on Customers

At the date of this filing Madison does not have any customers.

Technology and Intellectual Property

Madison does not own, either legally or beneficially, any patents or trademarks.

Governmental and Industry Regulations

Madison will be subject to federal and state laws and regulations that relate directly or indirectly to its operations including federal securities laws. Madison will also be subject to common business and tax rules and regulations pertaining to the operation of its business.

For the most part, the distribution of the Licensed Products into Europe is unregulated. In Europe, the import and sale of ballistic vests and body armor products are allowed, with the exception of products that are developed under strict military specifications and/or for main military usage, or products above the level of protection NIJ 4, which are considered by the law as “armament materials” and, and as a result, prohibited for sale to civilians.

In the United Kingdom there are currently no legal restrictions on the import and sale of ballistic vests and body armor products, except, as similar to the Europe regulations, any products which are considered for main military usage.

Research and Development Activities and Costs

Madison has not spent any funds on research and development activities to date.

Compliance with Environmental Laws

Madison’s current operations are not subject to any environmental laws.

Facilities

Madison does not own or rent facilities of any kind at the date of this filing. Madison’s plan of operation may require the use of warehousing facilities to store inventory and fulfil customer orders, these may be leased on a month to month basis as required.

Form 8-K	Madison Technologies Inc.	Page 7

Employees

Madison has commenced only limited operations, and therefore currently has no employees other than its sole officer and director.

Item 1A. Risk Factors

Madison is a smaller reporting company as defined by rule 12b-2 of the Exchange Act and is not required to provide the information required under this item.

Item 2. Financial Information.

Selected Financial Data.

Madison is a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and is not required to provide the information required under this item.

Management’s Discussion and Analysis of Financial Condition and Results of Operation.

The following discussion of Madison’s financial condition, changes in financial condition and results of operations for the three months ended June 30, 2016 should be read in conjunction with Madison’s unaudited consolidated financial statements and related notes for the three months ended June 30, 2016.

GENERAL

Madison Technologies Inc. (“Madison”) is a Nevada corporation that was incorporated on June 15, 1998. Madison was initially incorporated under the name “Madison-Taylor General Contractors, Inc.” Effective May 24, 2004, Madison changed its name to “Madison Explorations, Inc.” by a majority vote of the shareholders. Effective March 9, 2016, Madison changed its name to “Madison Technologies Inc.,” by a majority vote of the shareholders. See Exhibit 3.3 – Certificate of Amendment for more details.

Pursuant to the terms and conditions of a product license agreement dated September 16, 2016 between Tuffy Packs, LLC and Madison Technologies Inc. Tuffy Packs has granted an exclusive license to Madison for the distribution of Tuffy Pack’s product line (collectively, the “Licensed Products”) into the United Kingdom and 43 European countries. According to the terms and conditions of the product license agreement Madison will pay an aggregate amount of $50,000 for the exclusive license to distribute the Licensed Products in Europe. See Exhibit 10.5 - Product License Agreement for more details.

Tuffy Packs manufactures a line of custom inserts that provide a level of personal protection from ballistic threats similar to what law enforcement officers wear daily as bullet proof vests. The ballistic panels conform to the National Institute of Justice (NIJ) Level IIIA threat requirements.

RESULTS OF OPERATIONS

Madison’s financial statements have been prepared assuming that it will continue as a going concern and, accordingly, do not include adjustments relating to the recoverability and realization of assets and classification of liabilities that might be necessary should Madison be unable to continue in operation. Management expects Madison will require additional capital to meet its long term operating requirements. Management expects to raise additional capital through, among other things, the sale of equity or debt securities.

Six months ended June 30, 2016 and June 30, 2015

Madison’s net loss for the six-month period ended June 30, 2016 was $23,756 (2015: $37,461), which consisted of general and administration expenses. Madison did not generate any revenue during either six-month period in fiscal 2016 or 2015. The increase in expenses in the current fiscal year relate to accounting, audit, and legal fees that Madison incurred in connection with the filing obligations with both the SEC and with SEDAR in Canada.

Form 8-K	Madison Technologies Inc.	Page 8

The weighted average number of shares outstanding was 11,302,000 for the six-month period ended June 30, 2016 and 11,302,000 for the six-month period ended June 30, 2015.

Liquidity and Capital Resources

As at June 30, 2016, Madison’s current assets were $618 compared to $501 in current assets at December 31, 2015. As of June 30, 2016, Madison’s current liabilities were $271,315 compared to $266,251 at December 31, 2015. Current liabilities at June 30, 2016 were comprised of $112,857 in notes payable and accrued interest, $134,033in convertible notes payable, $26,164 in accounts payable and $261 related party advance to a director.

Stockholders’ deficit increased from $265,750 as of December 31, 2015 to $270,697 as of June 30, 2016.

As at June 30, 2016, Madison had cash of $618 and a working capital deficit of $265,750, compared to cash of $501 and working capital deficit of $270,697 as at December 31, 2015.

Net Cash Used in Operating Activities

Madison used cash of $20,833 in operating activities during the first six months of fiscal 2016 compared to cash used of $25,838 in operating activities during the same period in the previous fiscal year. The decrease in the operating activities was principally a result of a decrease in accounts payable and accruals.

Net Cash Provided (Used in) Investing Activities

Net cash used in investing activities was $nil for the first six months of fiscal 2016 as compared with cash flow from investing activities of $nil for the same period in the previous fiscal year.

Net Cash Provided by Financing Activities

Net cash flows provided by financing activities were $21,000 for the first six months of fiscal 2016. Madison generated $25,000 from financing activities during the first six months of fiscal 2015 from the proceeds of a note payable.

Plan of Operation

Madison’s plan of operation for the next 12 months is to deliver the Licensed Products into the European and UK retail and wholesale markets via the use of online market and fulfilment services including but not limited to Amazon.eu, Redstag and MCS Fulfilment. By implementing these companies’ services Madison will be able to establish a reliable supply chain that will receive delivery of the Licensed Products, warehouse the Licensed Products, package the Licensed Package as per each customer order, and ship the Licensed Products to the customer efficiently and cost effectively.

Management expects to implement Madison’s sales distribution strategy beginning in September 2016 and to be operational by December 2016, this includes the following components:

1.	Web design with an estimated cost of $4,000

2.	Initial inventory with an estimated cost of $10,000

3.	Social media and online advertising of $10,000

Payments to be made under Product License Agreement of $50,000

Madison sales strategy is to develop online exposure through the use of social media marketing and sending demo packs of the Licensed Products to both online bloggers and established gun owner clubs. The demo packs will include both new products as well as examples of the products that have been tested and exposed to gunfire to demonstrate the products effectiveness.

Form 8-K	Madison Technologies Inc.	Page 9

In addition to the costs associated to Madison’s sales and distribution strategy, management anticipates incurring the following expenses during the next 12 month period:

●	Management anticipates spending approximately $2,500 in ongoing general and administrative expenses per month for the next 12 months, for a total anticipated expenditure of $30,000 over the next 12 months. The general and administrative expenses for the year will consist primarily of professional fees for the audit and legal work relating to Madison’s regulatory filings throughout the year, as well as transfer agent fees, annual mineral claim fees and general office expenses.

●	Management anticipates spending approximately $15,000 in complying with Madison’s obligations as a reporting company under the Securities Exchange Act of 1934 and as a reporting issuer in Canada. These expenses will consist primarily of professional fees relating to the preparation of Madison’s financial statements and completing and filing its annual report, quarterly report, and current report filings with the SEC and with SEDAR in Canada.

As at June 30, 2016, Madison had cash of $618 and a working capital deficit of $270,697. Accordingly, Madison will require additional financing in the amount of $315,079 in order to fund its obligations as a reporting company under the Securities Act of 1934 and its general and administrative expenses for the next 12 months.

During the 12 month period following the date of this report, management anticipates that Madison may not generate adequate revenue to cover its expenses. Accordingly, Madison will be required to obtain additional financing in order to continue its plan of operations. Management believes that debt financing will not be an alternative for funding Madison’s plan of operations as it does not have tangible assets to secure any debt financing. Rather management anticipates that additional funding will be in the form of equity financing from the sale of Madison’s common stock. However, Madison does not have any financing arranged and cannot provide investors with any assurance that it will be able to raise sufficient funding from the sale of its common stock to fund its plan of operations. In the absence of such financing, Madison will not be able to implement its sales and marketing strategy and its business plan will fail. If Madison does not continue to obtain additional financing, it will be forced to abandon its business and plan of operations.

Madison has not attained profitable operations and is dependent upon obtaining financing to pursue any extensive business activities. For these reasons Madison’s auditors stated in their report that they have substantial doubt Madison will be able to continue as a going concern.

Off-balance Sheet Arrangements

Madison has no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to stockholders.

Quantitative and Qualitative Disclosures About Market Risk.

Madison is a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and is not required to provide the information required under this item.

Item 3. Properties.

Madison’s executive offices are located at 4448 Patterdale Drive, North Vancouver, BC, Canada, V7R 4L8.

Madison currently has no interest in any property.

Form 8-K	Madison Technologies Inc.	Page 10

Item 4. Security Ownership of Certain Beneficial Holders and Management.

(a) Security Ownership of Certain Beneficial Owners (more than 5%)

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Owner [1]	(4) Percent of Class [2]
Common Stock	Joseph Gallo 4448 Patterdale Street North Vancouver, British Columbia V7R 4L8 Canada	3,088,500	27.3%
Common Stock	Steven Cozine 701-1460 Barclay Street Vancouver, British Columbia V6G 1J5 Canada	3,338,500	29.5%

[1] The listed beneficial owner has no right to acquire any shares within 60 days of the date of this Form 10-K from options, warrants, rights, conversion privileges or similar obligations excepted as otherwise noted.

[2] Based on 11,320,000 shares of Common Stock issued and outstanding as of September 21, 2016.

(b) Security Ownership of Management

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Owner	(4) Percent of Class [1]
Common Stock	Thomas Brady 1005-1101 Pacific St Vancouver, British Columbia, V6E1T3	0	0.00%
Common Stock	Directors and Executive Officers (as a group)	0	0.00%

[1] Based on 11,302,000 shares of Common Stock issued and outstanding as of September 21, 2016.

(c) Changes in Control

Management is not aware of any arrangement that may result in a change in control of Madison.

Item 5. Directors and Executive Officers.

(a) Identify Directors and Executive Officers

Each director of Madison holds office until (i) the next annual meeting of the stockholders, (ii) his successor has been elected and qualified, or (iii) the director resigns.

Madison’s management team is listed below.

Officer’s Name	Madison Technologies Inc.
Thomas Brady	Director and President, CEO, CFO, Treasurer, Corporate Secretary

Thomas Brady Mr. Brady (64 years old) has been a director and officer of Madison since September 2016. Mr. Brady has over 30 years experience working in marketing and sales for both small and large corporations. During the past five years, since March 1992, Mr. Brady has been the President of BBX Marketing Corp, a investment and consulting company. Mr. Brady holds a Bachelor of Commerce degree from the University of Manitoba.

(b) Identify Significant Employees

Madison has no significant employees other than the sole director and officer of Madison.

(c) Family Relationships

There are no family relationships among the directors, executive officers or persons nominated or chosen by Madison to become directors or executive officers.

Form 8-K	Madison Technologies Inc.	Page 11

(d) Involvement in Certain Legal Proceedings

During the past 10 years, no of the director, officer, or promoter of Madison has been:

●	a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

●	convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity, or to be associated with persons engaged in any such activity;

●	found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

●	found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

●	any Federal or State securities or commodities law or regulation; or

●	any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

●	any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

(e) Promoters and control persons

From June 2007 until July 2011, Joseph Gallo and Steven Cozine were promoters of Madison’s business. From July 2011 until September 2014 Joseph Gallo was the promoter of Madison’s business. From September 2014 until November 2014 Brent Inzer was the promoter of Madison’s business. From November 2014 until Jan 2015 Mr. Frank McEnulty was the promoter of Madison’s business. From January 2015 until September 2016 Mr. Joseph Gallo was the promoter of Madison’s business. From September 2016 until present Mr. Thomas Brady has been the promoter of Madison’s business. None of these promoters have received anything of value from Madison nor is any person entitled to receive anything of value from Madison for services provided as a promoter of the business of Madison.

Form 8-K	Madison Technologies Inc.	Page 12

(f) Nomination Procedure for Directors

Madison does not have a standing nominating committee; recommendations for candidates to stand for election as directors are made by the board of directors. Madison has not adopted a policy that permits shareholders to recommend candidates for election as directors or a process for shareholders to send communications to the board of directors.

(g) Audit Committee Financial Expert

Madison has no financial expert. Management believes the cost related to retaining a financial expert at this time is prohibitive. Madison’s Board of Directors has determined that it does not presently need an audit committee financial expert on the Board of Directors to carry out the duties of the Audit Committee. Madison’s Board of Directors has determined that the cost of hiring a financial expert to act as a director of Madison and to be a member of the Audit Committee or otherwise perform Audit Committee functions outweighs the benefits of having a financial expert on the Audit Committee.

(h) Identification of Audit Committee

Madison does not have a separately-designated standing audit committee. Rather, Madison’s entire board of directors performs the required functions of an audit committee. Currently, Thomas Brady is the only member of Madison’s audit committee, but he does not meet Madison’s independent requirements for an audit committee member. See “Item 7. (b) Director independence” below for more information on independence.

Madison’s audit committee is responsible for: (1) selection and oversight of Madison’s independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by Madison’s employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditor and any outside advisors engaged by the audit committee.

As of December 31, 2015, Madison did not have a written audit committee charter or similar document.

(i) Code of Ethics

Madison has adopted a financial code of ethics that applies to all its executive officers and employees, including its CEO and CFO. See Exhibit 14 – Code of Ethics for more information. Madison undertakes to provide any person with a copy of its financial code of ethics free of charge. Please contact Madison at (801) 326-0110 to request a copy of Madison’s financial code of ethics. Management believes Madison’s financial code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

Form 8-K	Madison Technologies Inc.	Page 13

Item 6. Executive Compensation.

Madison has paid no compensation to its named executive officers during its fiscal year ended December 31, 2015.

summary compensation table

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan ($) (g)	Non-qualified Deferred Compen- sation Earnings ($) (h)	All other compen-sation ($) (i)	Total ($) (j)

Thomas Brady	2015	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
President	2014	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Sep 2016 – present	2013	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Joseph Gallo	2015	nil	nil	nil	nil	nil	nil	nil	nil
President	2014	nil	nil	nil	nil	nil	nil	nil	nil
June 2007 – Sep 2014	2013	nil	nil	nil	nil	nil	nil	nil	nil
Secretary/Treasurer
Sep 2011 – Sep 2014
President
Jan 2015 – Sep 2016
Secretary/Treasurer
Jan 2015 – Sep 2016

Frank McEnulty	2015	nil	nil	nil	nil	nil	nil	nil	nil
President	2014	n/a	n/a	n/a	n/a	n/a	n/a	n/a	nil
Nov 2014 – Jan 2015	2013	n/a	n/a	n/a	n/a	n/a	n/a	n/a	nil

Since Madison’s inception, no stock options, stock appreciation rights, or long-term incentive plans have been granted, exercised or repriced.

Currently, there are no arrangements between Madison and any of its directors whereby such directors are compensated for any services provided as directors.

There are no employment agreements between Madison and any named executive officer, and there are no employment agreements or other compensating plans or arrangements with regard to any named executive officer which provide for specific compensation in the event of resignation, retirement, other termination of employment or from a change of control of Madison or from a change in a named executive officer’s responsibilities following a change in control.

Compensation Committee Interlocks and Insider Participation

Madison does not have a standing compensation committee nor a compensation committee charter. The functions of a compensation committee are currently assumed by the Board of Directors. During the last fiscal year both Joseph Gallo and Frank McEnulty were the only two officers of Madison who would have had authority to participate in the deliberation of the Board of Directors concerning executive officer compensation. However, no deliberations were made concerning executive officer compensation during Madison’s last fiscal year.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

(a) Transactions with Related Persons

Since the beginning of Madison’s last fiscal year, no director, executive officer, security holder, or any immediate family of such director, executive officer, or security holder has had any direct or indirect material interest in any transaction or currently proposed transaction, which Madison was or is to be a participant, that exceeded the lesser of (1) $120,000 or (2) one percent of the average of Madison’s total assets at year-end for the last three completed fiscal years.

(b) Director independence

Madison’s board of directors currently consists of Thomas Brady. Pursuant to Item 407(a)(1)(ii) of Regulation S-K of the Securities Act, Madison’s board of directors has adopted the definition of “independent director” as set forth in Rule 4200(a)(15) of the NASDAQ Manual. In summary, an “independent director” means a person other than an executive officer or employee of Madison or any other individual having a relationship which, in the opinion of Madison’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and includes any director who accepted any compensation from Madison in excess of $200,000 during any period of 12 consecutive months with the three past fiscal years. Also, the ownership of Madison’s stock will not preclude a director from being independent.

Form 8-K	Madison Technologies Inc.	Page 14

In applying this definition, Madison’s board of directors has determined that Mr. Brady does not qualify as an “independent director” pursuant to Rule 4200(a)(15) of the NASDAQ Manual.

As of the date of the report, Madison did not maintain a separately designated compensation or nominating committee. Madison has also adopted this definition for the independence of the members of its audit committee. Thomas Brady serves on Madison’s audit committee. Madison’s board of directors has determined that Mr. Brady is not “independent” for purposes of Rule 4200(a)(15) of the NASDAQ Manual, applicable to audit, compensation and nominating committee members, and is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act.

Item 8. Legal Proceedings.

Madison is not a party to any pending legal proceedings and, to the best of Madison’s knowledge, none of Madison’s property or assets are the subject of any pending legal proceedings.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

(a) Market Information

Madison’s Common Stock has been quoted on the NASD OTC Bulletin Board under the symbol “MDEX” since April 26, 2006. The following table gives the high and low bid information for each fiscal quarter Madison’s common stock has been quoted for the last two fiscal years and for the interim period ended September 20, 2016. The bid information was obtained from OTC Markets Group Inc. and reflects inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

High & Low Bids(1)
Period ended	High	Low	Source
20 September 2016	$0.44	$0.05	OTC Markets Group Inc.
30 June 2016	$0.05	$0.001	OTC Markets Group Inc.
31 March 2016	$0.05	$0.001	OTC Markets Group Inc.
31 December 2015	$0.135	$0.001	OTC Markets Group Inc.
30 September 2015	$0.20	$0.001	OTC Markets Group Inc.
30 June 2015	$0.20	$0.001	OTC Markets Group Inc.
31 March 2015	$0.20	$0.001	OTC Markets Group Inc.
31 December 2014	$0.115	$0.001	OTC Markets Group Inc.
30 September 2014	$0.07	$0.001	OTC Markets Group Inc.
30 June 2014	$0.07	$0.001	OTC Markets Group Inc.

(b) Share Purchase Warrants

As of the date of this report, there are no outstanding warrants to purchase Madison’s Common Stock. Madison may, however, issue warrants to purchase its securities in the future.

(c) Options

As of the date of this report, there are no options to purchase Madison’s Common Stock. Madison may, however, in the future grant such options and/or establish an incentive stock option plan for its directors, employees and consultants.

(d) Convertible Securities

As of the date of this report, Madison has 10 promissory notes outstanding totalling $241,000, all of which are convertible into shares of Madison’s Common Stock. All the notes are non-interest bearing, unsecured and payable on demand. The notes are convertible into Common Stock at the discretion of the holder on seven different conversion rates:

Form 8-K	Madison Technologies Inc.	Page 15

a.	$20,000 convertible at $0.005 per share (4,000,000 shares of Common Stock)

b.	$110,000 convertible at $0.01 per share (11,000,000 shares of Common Stock)

c.	$45,000 convertible at $0.04 per share (1,125,000 shares of Common Stock)

d.	$20,000 convertible at $0.045 per share (444,445 shares of Common Stock)

e.	$21,000 convertible at $0.05 per share (420,000 shares of Common Stock)

f.	$25,000 convertible at $0.15 per share (166,667 shares of Common Stock)

If all 10 convertible promissory notes are converted Madison will be required to issue a total of 17,156,112 shares of Common Stock as payment in full for the outstanding debts.

(e) Holders of Record

Madison has approximately 14 holders of record of Madison’s Common Stock as of September 20, 2016 according to a shareholders’ list provided by Madison’s transfer agent as of that date. The number of registered shareholders does not include any estimate by Madison of the number of beneficial owners of Common Stock held in street name. The transfer agent for Madison’s Common Stock is Pacific Stock Transfer, 4045 South Spencer Street, Suite 403, Las Vegas, Nevada 89119 and their telephone number is (702) 361-3033.

As a result of the Product License Agreement, there will be no effect (a) on the amount or percentage of present holdings of Madison’s Common Stock owned beneficially by (1) any person who is the beneficial owner of more than 5% of Madison’s Common Stock, and (2) each director and officer of Madison, and (3) all directors and officers as a group, and (b) on Madison’s present commitment to such persons with respect to the issuance of shares of any class of its Common Stock.

(f) Dividends

Madison has declared no dividends on its Common Stock, and is not subject to any restrictions that limit its ability to pay dividends on its shares of Common Stock. Dividends are declared at the sole discretion of Madison’s Board of Directors.

(g) Penny Stock Rules

Trading in Madison’s Common Stock is subject to the “penny stock” rules. The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These rules require that any broker-dealer who recommends Madison’s Common Stock to persons other than prior customers and accredited investors, must, prior to the sale, make a special written suitability determination for the purchaser and receive the purchaser’s written agreement to execute the transaction. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated with trading in the penny stock market. In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and current quotations for the securities they offer. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in Madison’s securities, which could severely limit their market price and liquidity of Madison’s securities. The application of the “penny stock” rules may affect your ability to resell Madison’s securities.

Item 10. Recent Sales of Unregistered Securities

There have been no sales of unregistered securities within the last three years that would be required to be disclosed pursuant to Item 701 of Regulation S-K.

Item 11. Description of Registrant’s Securities.

General

Madison’s authorized capital stock consists of 500,000,000 shares of common stock at a par value of $0.001 per share.

Form 8-K	Madison Technologies Inc.	Page 16

Common Stock

As at the date of this report, 11,302,000 shares of Common Stock are issued and outstanding and owned by 14 shareholders of record. All of the shares of Common Stock have been validly issued, are fully paid and non-assessable.

Holders of Madison’s Common Stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of Common Stock do have cumulative voting rights for the purpose of electing directors. Therefore, holders of a majority of the Common Stock voting for the election of directors do not necessarily have the ability to elect all of the directors. Subject to proper nomination and notice of intent, every Holder entitled to vote at an election for directors may cumulate their votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes the Holder can cast. Holders of a majority of Common Stock issued and outstanding, represented in person or by proxy, are necessary to constitute a quorum at any meeting of Madison’s stockholders. A vote by the holders of a majority of Madison’s outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to Madison’s Articles of Incorporation.

Holders of Common Stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of Madison’s Common Stock have no preemptive rights, no conversion rights and there are no redemption provisions applicable to Madison’s Common Stock.

Nevada Anti-Takeover Laws

The provisions of the Nevada Revised Statutes (NRS) sections 78.378 to 78.3793 apply to any acquisition of a controlling interest in an certain type of Nevada corporation known as an “Issuing Corporation”, unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply to the corporation, or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified.

Item 12. Indemnification of Directors and Officers.

As permitted by Nevada law, Madison’s Articles of Incorporation provide that it will indemnify Madison’s directors and officers against expenses and liabilities they incur to defend, settle or satisfy any civil or criminal action brought against them on account of their being or having been directors or officers of Madison, unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

Item 13. Financial Statements and Supplementary Data.

Reference is made to the filings by Madison on Forms 10-K and 10-Q for Madison’s Financial Statements.

There are no other financial statements or pro forma financial information required to be filed with this report as the Product License Agreement does not represent a reverse merger or similar transaction or a business combination transaction. Instead, the Product License Agreement represents a transaction outside Madison’s ordinary course of business and one that represents more than 10% of Madison’s total assets.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

There are no changes in and disagreements with Madison’s accountants on accounting and financial disclosure. Madison’s Independent Registered Public Accounting Firm since January 31, 2009 has been K. R. Margetson Ltd, Chartered Accountants, 210, 905 West Pender Street, Vancouver , BC V6C 1L6, Canada.

Item 15. Financial Statements and Exhibits.

See “Item 9.01 Financial Statements and Exhibits for required information and documents” below.

Form 8-K	Madison Technologies Inc.	Page 17

1. Financial Statements

There are no financial statements or pro forma financial information required to be filed with this Form 8-K as the Product License Agreement does not represent a reverse merger or similar transaction or a business combination transaction. Instead, the Product License Agreement represents a transaction outside Madison’s ordinary course of business and one that represents more than 10% of Madison’s total assets.

2. Financial Statement Schedules

All schedules for which provision is made in Regulation S-X are either not required to be included herein under the related instructions or are inapplicable or the related information is included in the footnotes to the applicable financial statement and, therefore, have been omitted from this Item 15.

3. Exhibits

All Exhibits required to be filed with the Form 8-K are included in this current report or incorporated by reference to Madison’s previous filings with the SEC, which can be found in their entirety at the SEC website at www.sec.gov under SEC File Number 000-51302.

The exhibits are listed and described below in Item 9.01 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description	Status
3.1	Articles of Incorporation and Certificate of Amendment, filed as an exhibit to Madison’s registration statement on Form 10-SB filed on May 4, 2005, and incorporated herein by reference.	Filed

3.2	By-Laws, filed as an exhibit to Madison’s registration statement on Form 10-SB filed on May 4, 2005, and incorporated herein by reference.	Filed

3.3	Certificate of Amendment dated March 9, 2015, filed as an exhibit to Madison’s Form 8-K (Current Report) filed on March 11, 2015, and incorporated herein by reference.	Filed

10.5	Product License Agreement dated September 16, 2016 between Tuffy Packs, LLC and Madison Technologies Inc., filed as an exhibit to Madison’s Form 8-K (Current Report) filed on September 19, 2016, and incorporated herein by reference.	Filed

14	Code of Ethics, filed as an exhibit to Madison’s 2010 annual report on Form 10-K filed on March 31, 2010, and incorporated herein by reference.	Filed

Form 8-K	Madison Technologies Inc.	Page 18

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Madison Technologies Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

madison technologies inc.

Dated: September 23, 2016	By:	/s/ Thomas Brady
Thomas Brady – CEO